EXECUTION  COPY

      SECOND AMENDMENT AND WAIVER, dated as of October 1, 1999 (this "Amendment") to the Credit Agreement, dated as of January 28, 1998, (as amended by the Amendment and Waiver dated as of March 31, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the
"Credit  Agreement")  among  RELIANT  BUILDING  PRODUCTS,  INC.,  a  Delaware
     -------------
corporation (the "Borrower"), the several banks and other financial institutions
     -----        --------
or  entities  from time to time parties to the Credit Agreement (the "Lenders"),
                                                                      -------
CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE
                                                -------------------
BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").
      ---------------------


     W  I  T  N  E  S  S  E  T  H  :
     -  -  -  -  -  -  -  -  -  -


     WHEREAS,  the Borrower and Lenders are parties to the Credit Agreement; and

     WHEREAS, the Borrower requests that the Lenders waive compliance with certain financial covenants contained in the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders consent to amendment of certain financial covenant levels contained in the Credit Agreement; and

     WHEREAS, the Borrower has requested that the Lenders amend certain other provisions contained in the Credit Agreement; and

     WHEREAS, the Lenders are willing to agree to the requested amendments and waiver, but only upon the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

I.        Waivers  to  the  Credit  Agreement
          -----------------------------------

     1.    Section  7.1(a)  (Consolidated  Leverage  Ratio).  The Lenders hereby
     ------------------------------------------------------
waive,  for  the  period  from  October  1,  1999  to  and  including the Waiver
Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower exceeds the Consolidated Leverage Ratio of
7.25 to 1.0 as at the end of the second fiscal quarter of Fiscal Year 2000 and thereafter to and including the Waiver Termination Date.

     2.    Section  7.1(b)  (Consolidated Interest Coverage Ratio).  The Lenders
           -------------------------------------------------------
hereby waive, for the period from October 1, 1999 to and including the Waiver Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated Interest Coverage Ratio of 1.40 to 1.0 for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000.

     3.    Section  7.1(c)  (Maintenance of Minimum EBITDA).  The Lenders hereby
           ------------------------------------------------
waive,  for  the  period  from  October  1,  1999  to  and  including the Waiver
Termination Date (as defined below) only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated EBITDA of $26,000,000 for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000.

     4.    "Waiver Termination Date" means October 31, 1999; provided that if on
            -----------------------                          --------
or prior to October 31, 1999 the Borrower has entered into an agreement or understanding evidenced in a manner reasonably satisfactory to the Administrative Agent with the holders of the Senior Subordinated Notes pursuant to which the Senior Subordinated Notes will be restructured the Waiver Termination Date shall be extended to no later than November 16, 1999.

II.      Amendments  to  the  Credit  Agreement
         --------------------------------------

     1.   Amendment of Section 1.1 (Definitions).  Section 1.1 is hereby amended
          --------------------------------------
as  follows:

(a) by amending and restating the following definitions appearing therein to read in their respective entireties as follows:

     "'Borrowing  Base':    at  any  date,  the  amount  of the then most recent
       ---------------
computation of the Borrowing Base, determined by calculating the amount equal to:

(a)    85%  of  the  Net  Amount  of  Eligible  Receivables  at  such  date;

plus
----

(b) 50% of the amount of Eligible Inventory at said date, calculated at the lower of cost (determined on a FIFO basis) or market less the Slow Moving Reserve then in effect; provided that in no event shall the portion of the
                            --------
Borrowing Base attributable to Eligible Inventory exceed 50% of the Borrowing Base;

plus
----

     (c)  the  Cumulative  Incremental  Availability  at  such  date.

The Borrowing Base will be computed hereunder on a monthly basis (based on all information reasonably available to the Administrative Agent, including without limitation, the periodic reports and listings delivered to the Administrative Agent in accordance with Section 6.2(c)), and a monthly Borrowing Base Certificate from a Responsible Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Administrative Agent in accordance with Section 6.2(d)."

     "'Consolidated  EBITDA':   for any period, Consolidated Net Income for such
       --------------------
period  plus, without duplication and to the extent reflected as a charge in the
        ----
statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) to the extent deducted in determining such Consolidated Net Income, expenses relating to payments pursuant to the George Group Consulting Agreements, not to exceed $3,500,000, in any fiscal year of the Borrower, (f) to the extent deducted in determining such
Consolidated Net Income, cash expenses relating to the planned closure and consolidation referred to in the Confidential Information Memorandum of certain facilities of the Borrower, not to exceed $3,500,000 in the aggregate, (g) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (h) any other non-cash charges, (i) any charge or expense incurred in connection with the acquisition or start-up of any sales program at any Lowe's store or group of Lowe's stores,( including, without limitation, the purchase of remaining inventory of other manufacturers), not to exceed $6,000,000 in the aggregate, (j) in the case of any period which includes the second or third fiscal quarter of Fiscal Year 2000 up to $1,500,000 in product development costs written off in such fiscal quarters in respect of product development undertaken prior thereto, (k) in the case of any period which includes the third or fourth fiscal quarter of Fiscal Year 2000, the costs incurred in connection with the Second Amendment and Waiver to this Agreement and the transactions contemplated thereby, including costs incurred in connection with the restructuring of Indebtedness contemplated thereby and (l) any expenses incurred on or after April 4, 1998 for year 2000 remediation programs and implementation of management information system proposals made by
J.  D.  Edwards,  not  to  exceed $4,000,000 in the aggregate, and minus, to the
                                                                   -----
extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis."

     "'Consolidated  Interest  Expense':  for any period, total interest expense
     ----------------------------------
(including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP) but excluding (a) amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans) and (b) any such interest expense in respect of the Senior Subordinated Notes that may be payable and is paid by the issuance of additional Senior Subordinated Notes."

     (b) by adding thereto the following definitions in the appropriate alphabetical order:

"'Cumulative  Incremental  Availability':   as at any date of determination, the
  -------------------------------------
amount  calculated  as  follows:

     (a) for each date set forth in the chart below which has occurred on or prior to such date of determination, determine the lesser of (i) the amount set forth opposite such date below under the caption "Maximum Incremental Availability" and (ii) the amount borrowed under the Revolving Credit Commitments on such date below (or, if such date is not a Business Day, the next succeeding Business Day) to fund the principal payment then due and payable on the Tranche A Term Loans (as specified in a notice from the Borrower to the Administrative Agent on or about such date):



                      Maximum
Date          Incremental  Availability
----          -------------------------


March  31,  2000          $2,000,000

June  30,  2000           $2,000,000

December  31,  2000       $2,000,000

March  31,  2001          $  500,000

June  30,  2001           $  500,000

September  30,  2001      $  500,000

December  31,  2001       $  500,000

     Such  lesser  amount is the "Incremental Availability Amount" for each such
                                  -------------------------------
date;  and

     (b) add the Incremental Availability Amounts for all of the dates in the chart above which have occurred on or prior to such date of determination."

"'Second  Amendment  Effective  Date':    as defined in the Second Amendment and
 -----------------------------------
Waiver  to  this  Agreement."
 ---

     2.      Amendment  of  Subsection  7.1(a)  (Consolidated  Leverage  Ratio).
             ------------------------------------------------------------------
Subsection 7.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

     "(a)  Intentionally  Omitted."

     3.   Amendment of Subsection 7.1(b) (Consolidated Interest Coverage Ratio).
          ---------------------------------------------------------------------
Subsection 7.1(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

     "(b)  Consolidated  Interest  Coverage Ratio.  Permit Consolidated Interest
           --------------------------------------
Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below opposite such period:



                                Consolidated Interest
                           Period                Coverage Ratio
                           ------                --------------


                   3rd Quarter Fiscal Year 2000-     1.00:1.0
                   4th Quarter Fiscal Year 2000

                   1st Quarter Fiscal Year 2001-     1.40:1.0
                   2nd Quarter Fiscal Year 2001

                   3rd Quarter Fiscal Year 2001-     1.75:1.0
                   4th Quarter Fiscal Year 2001

                   1st Quarter Fiscal Year 2002-     2.00:1.0
                   Each Fiscal Quarter Thereafter

     4.    Amendment of Section 7.1(c) (Maintenance of Minimum EBITDA).  Section
         --------------------------------------------------------------
7.1(c) is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

     "(c)  Maintenance  of  Minimum  EBITDA.  Permit Consolidated EBITDA for any
           --------------------------------
period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the amount set forth below opposite such period:


                           Period              Consolidated EBITDA
                           ------              -------------------


                  3rd Quarter Fiscal Year 2000-     $17,000,000
                  2nd Quarter Fiscal Year 2001

                  3rd Quarter Fiscal Year 2001-     $19,000,000
                  4th Quarter Fiscal Year 2001

                  1st Quarter Fiscal Year 2002-     $21,000,000
                  2nd Quarter Fiscal Year 2002

                  3rd Quarter Fiscal Year 2002-     $23,000,000
                  4th Quarter Fiscal Year 2002

                  1st Quarter Fiscal Year 2003-     $25,000,000
                  4th Quarter Fiscal Year 2003

                  Each Fiscal Quarter Thereafter    $27,000,000

     5.   Amendment of Section 7.2 (Limitation on Indebtedness).  Section 7.2 of
          -----------------------------------------------------
the Credit Agreement is hereby amended by inserting the following words after the phrase "not to exceed $70,000,000" in paragraph (g) thereof:

     "plus the aggregate amount of interest expense in respect of the Senior Subordinated Notes which is paid by the issuance of additional Senior
Subordinated Notes in accordance with the terms of the restructuring of the Senior Subordinated Notes which occurred on or prior to the Second Amendment Effective Date"

     6.    Amendment  of  Annex  A (Pricing Grid).  Annex A is hereby amended by
           ---------------------------------------
deleting the Pricing Grid contained therein and replacing it with the Pricing Grid attached as Schedule I hereto. Interest and commitment fees accrued prior to the Second Amendment Effective Date and payable thereafter shall be payable for such period based on the Pricing Grid in effect prior to the Second Amendment Effective Date, and interest and commitment fees accrued thereafter shall be payable based on the Pricing Grid as amended hereby.

III.          General  Provisions
              -------------------

     1.  Representations and Warranties.  On and as of the date hereof and after
         ------------------------------
giving effect to this Amendment and Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such
                            -------  --------
representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the
                                                               --------
references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment and Waiver.

     2.   Conditions to Effectiveness of Section I of this Amendment and Waiver.
          ---------------------------------------------------------------------
The waivers contained in Section I of this Amendment and Waiver shall become effective as of the date on which the following conditions precedent have been satisfied or waived:

     (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower and the Required Lenders; and

     (b) Each Guarantor under the Guarantee and Collateral Agreement shall have consented to this Amendment.

     3.  Conditions to Effectiveness of Section II of this Amendment and Waiver.
         ----------------------------------------------------------------------
The amendments contained in Section II of this Amendment and Waiver shall become effective as of the date (the "Second Amendment Effective Date") on which all of
                               -------------------------------
the  following  conditions  precedent  have  been  satisfied  or  waived:

     (a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrower and the requisite Lenders;

     (b) Each Guarantor under the Guarantee and Collateral Agreement shall have consented to this Amendment;

     (c) the Control Group shall have advanced $10,000,000 to the Borrower in the form of either equity or debt that is subordinated to the Obligations, in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders; and

     (d) the Senior Subordinated Notes and Indebtedness of Holdings shall have been restructured upon terms and conditions reasonably satisfactory to the Control Group.

The Lenders parties hereto agree that no mandatory prepayment shall be required as a result of any of the transactions referred to in paragraphs (c) and (d) of this Section 3.

     4.  Continuing Effect; No Other Amendments.  Except as expressly amended or
         --------------------------------------
waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

     5.   Expenses.  The Borrower agrees to pay and reimburse the Administrative
          --------
Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6.  Counterparts.  This Amendment and Waiver may be executed by one or more
         ------------
of the parties to this Amendment and Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.    GOVERNING  LAW.    THIS  AMENDMENT  AND  WAIVER  AND  THE  RIGHTS AND
           --------------
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY,
         -
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.



     RELIANT  BUILDING  PRODUCTS,  INC.


     By:
     Name:
     Title:

CHASE  BANK  OF  TEXAS,  NATIONAL
ASSOCIATION,  as  Administrative  Agent,
Swing  Line  Lender,  Issuing  Lender
and  as  a  Lender


     By:
     Name:
     Title:

     BANKBOSTON,  N.A.


     By:
     Name:
     Title:

     BALANCED  HIGH  YIELD  FUND  I  LTD.
by BHF-Bank Aktiengesellschaft acting through its New York Branch as attorney-in-fact


     By:
     Name:
     Title:


     By:
     Name:
     Title:

     PARIBAS


     By:
     Name:
     Title:


     By:
     Name:
     Title:

     ING  HIGH  INCOME  PRINCIPAL
     PRESERVATION FUND HOLDINGS,
     LDC

     By:    ING  Capital  Advisors,  LLC
                  as  Investment  Advisor

     By:
     Name:
     Title:

     NORTHERN  LIFE  INSURANCE COMPANY

     By:    ING  Capital  Advisors,  LLC
                  as  Investment  Advisor

     By:
     Name:
     Title:

     BHF-BANK  AKTIENGESELLSCHAFT


     By:
     Name:
     Title:


     By:
     Name:
     Title:

     CIBC,  INC.


     By:
     Name:
     Title:

     FLEET  BUSINESS  CREDIT CORPORATION
F/k/a  Sanwa  Business  Credit  Corporation


     By:
     Name:
     Title:

     KEY  CORPORATE  CAPITAL  INC.


     By:
     Name:
     Title:

     KZH  CYPRESSTREE-1  LLC


     By:
     Name:
     Title:

     SENIOR  DEBT  PORTFOLIO

     By:  Boston  Management  and  Research  as
                 Investment  Advisor

     By:
     Name:
     Title:

     VAN  KAMPEN  CLO  II,  LIMITED

By:  VAN  KAMPEN  MANAGEMENT INC., as
Collateral  Manager

     By:
     Name:
     Title:

ACKNOWLEDGMENT AND CONSENT
                           --------------------------


     Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment:


     RBPI  HOLDING  CORPORATION


     By: /s/ William Snyder
     Title: Vice President


     RELIANT  BUILDING  PRODUCTS,  INC.


     By: /s/ William Snyder
     Title: Senior Vice President


     RBP  OF  ARIZONA,  INC.


     By: /s/ William Snyder
     Title: Vice President


     RBP  CUSTOM  GLASS,  INC.


     By: /s/ William Snyder
     Title: Vice President


     RBP  OF  TEXAS,  INC.


     By: /s/ William Snyder
     Title: Vice President

     RBP  TRANS,  INC.


     By: /s/ William Snyder
     Title: Vice President


     LEVAN  BUILDIERS  SUPPLY,  INCORPORATED



     By: /s/ William Snyder
     Title: Vice President


     TIMBER  TECH,  INC.


     By: /s/ William Snyder
     Title: Vice President


     CFA  HOLDING  COMPANY


     By: /s/ William Snyder
     Title: Vice President


     CARE  FREE  ALUMINUM  PRODUCTS,  INC.


     By: /s/ William Snyder
     Title: Vice President

     ULTRA  BUILDING  SYSTEMS,  INC.


     By: /s/ William Snyder
     Title: Vice President


     ALPINE  INDUSTRIES,  INC.



     By: /s/ William Snyder
     Title: Vice President